UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2017

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 13, 2017, American Airlines, Inc. (the “Company” or “American”), Wilmington Trust Company, as trustee under certain pass through trusts newly formed by the Company (the “Trustee”) and as subordination agent, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreements, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $983,215,000 to be secured by (a) ten Airbus A321-231S aircraft newly manufactured and scheduled for delivery to American from January 2017 to May 2017, (b) three Boeing 737-800 aircraft newly manufactured and scheduled for delivery to American from March 2017 to May 2017, (c) three Boeing 787-8 aircraft newly manufactured and scheduled for delivery to American from February 2017 to April 2017, (d) one Boeing 787-9 aircraft newly manufactured and scheduled for delivery to American in January 2017 and (e) seven Embraer ERJ 175 LR aircraft newly manufactured and scheduled for delivery to American from February 2017 to May 2017 (each, an “Aircraft” and, collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement, the Trustee will enter into a Participation Agreement substantially in the form of the form of Participation Agreement (“Form of Participation Agreement”) attached as an exhibit to the Note Purchase Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the form of Indenture and Security Agreement (“Form of Indenture”) attached as an exhibit to the Note Purchase Agreement (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), with respect to each Aircraft.

Each Indenture contemplates the issuance of Equipment Notes in three series: Series AA, bearing interest at the rate of 3.65% per annum, Series A, bearing interest at the rate of 4.00% per annum, and Series B, bearing interest at the rate of 4.95% per annum in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $536,811,000, in the case of Series AA Equipment Notes, $248,627,000, in the case of Series A Equipment Notes, and $197,777,000, in the case of Series B Equipment Notes. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines Pass Through Certificates, Series 2017-1AA (the “Class AA Certificates”), American Airlines Pass Through Certificates, Series 2017-1A (the “Class A Certificates”) and American Airlines Pass Through Certificates, Series 2017-1B (the “Class B Certificates,” and together with the Class AA Certificates and the Class A Certificates, the “Certificates” and each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of January 13, 2017, among the Escrow Agent, the Paying Agent, Credit Suisse Securities (USA) LLC (“Credit Suisse”), Citigroup Global Markets Inc. (“Citigroup”) and Deutsche Bank Securities Inc. (“Deutsche Bank”), as representatives of the Underwriters (as defined below), and the Trustee (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Citibank, N.A. as depositary (the “Depositary”) under a separate deposit agreement for each Class of Certificates, each dated as of January 13, 2017, between the Escrow Agent and the Depositary.

The interest on the Equipment Notes and the escrowed funds will be payable semiannually on February 15 and August 15 of each year, commencing on August 15, 2017. The principal payments on the Equipment Notes are scheduled for payment on February 15 and August 15 of each year, commencing on February 15, 2018. Final payments with respect to the Series AA Equipment Notes and the Series A Equipment Notes will be due on February 15, 2029. Final payments with respect to the Series B Equipment Notes will be due on February 15, 2025. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File No. 333-194685-01), (the “Registration Statement”). The Class AA Certificates and Class A Certificates were sold pursuant to the

Underwriting Agreement, dated as of January 4, 2017, among Credit Suisse, Citigroup and Deutsche Bank, as representatives of the underwriters named therein (the “Underwriters”), and American. The Class B Certificates were sold pursuant to the Underwriting Agreement, dated as of January 5, 2017, among Credit Suisse, Citigroup and Deutsche Bank, as representatives of the Underwriters, and American. The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Deposit Agreements,” “Description of the Escrow Agreements,” “Description of the Liquidity Facilities,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes” and “Underwriting” contained in American’s final Class AA and Class A Prospectus Supplement, dated as of January 4, 2017, and final Class B Prospectus Supplement, dated as of January 5, 2017 (collectively, the “Prospectus Supplements”), to the Prospectus, dated as of March 19, 2014, filed with the Securities and Exchange Commission on January 6, 2017 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03	Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplements to the Prospectus, dated March 19, 2014, relate to the offering of the Class AA, Class A and Class B Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: January 17, 2017	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated as of January 4, 2017, among Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as the representatives of the underwriters named therein, and American Airlines, Inc. (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on January 5, 2017 (Commission File No. 001-02691)).

1.2	Underwriting Agreement, dated as of January 5, 2017, among Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as the representatives of the underwriters named therein, and American Airlines, Inc. (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on January 6, 2017 (Commission File No. 001-02691)).

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 17, 2014 (Commission File No. 001-02691)).

4.2	Trust Supplement No. 2017-1AA, dated as of January 13, 2017, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.3	Trust Supplement No. 2017-1A, dated as of January 13, 2017, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.4	Trust Supplement No. 2017-1B, dated as of January 13, 2017, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.5	Intercreditor Agreement (2017-1), dated as of January 13, 2017, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2017-1AA, as Trustee of the American Airlines Pass Through Trust 2017-1A and as Trustee of the American Airlines Pass Through Trust 2017-1B, Citibank N.A., as Class AA Liquidity Provider, Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent.

4.6	Deposit Agreement (Class AA), dated as of January 13, 2017, between Wilmington Trust, National Association, as Escrow Agent, and Citibank, N.A., as Depositary.

4.7	Deposit Agreement (Class A), dated as of January 13, 2017, between Wilmington Trust, National Association, as Escrow Agent, and Citibank, N.A., as Depositary.

4.8	Deposit Agreement (Class B), dated as of January 13, 2017, between Wilmington Trust, National Association, as Escrow Agent, and Citibank, N.A., as Depositary.

4.9	Escrow and Paying Agent Agreement (Class AA), dated as of January 13, 2017, among Wilmington Trust, National Association, as Escrow Agent, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., for themselves and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2017-1AA, and Wilmington Trust Company, as Paying Agent.

4.10	Escrow and Paying Agent Agreement (Class A), dated as of January 13, 2017, among Wilmington Trust, National Association, as Escrow Agent, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., for themselves and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2017-1A, and Wilmington Trust Company, as Paying Agent.

4.11	Escrow and Paying Agent Agreement (Class B), dated as of January 13, 2017, among Wilmington Trust, National Association, as Escrow Agent, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., for themselves and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2017-1A, and Wilmington Trust Company, as Paying Agent.

4.12	Note Purchase Agreement, dated as of January 13, 2017, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent.

4.13	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit B to Exhibit 4.12)

4.14	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit C to Exhibit 4.12).

4.15	Form of Pass Through Trust Certificate, Series 2017-1AA (included in Exhibit A to Exhibit 4.2)

4.16	Form of Pass Through Trust Certificate, Series 2017-1A (included in Exhibit A to Exhibit 4.3).

4.17	Form of Pass Through Trust Certificate, Series 2017-1B (included in Exhibit A to Exhibit 4.4).

4.18	Revolving Credit Agreement (2017-1AA), dated as of January 13, 2017, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2017-1AA, as Borrower, and Citibank N.A., as Liquidity Provider.

4.19	Revolving Credit Agreement (2017-1A), dated as of January 13, 2017, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2017-1A, as Borrower, and Citibank N.A., as Liquidity Provider.

4.20	Revolving Credit Agreement (2017-1B), dated as of January 13, 2017, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2017-1A, as Borrower, and Citibank N.A., as Liquidity Provider.

5.1	Opinion of Latham & Watkins LLP, special counsel to American Airlines, Inc.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).